UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2006
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
333 Clay Street, Suite 1600 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 646-4100
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Consent of PricewaterhouseCoopers LLP
Audited Consolidated Balance Sheet

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
23.1	Consent of PricewaterhouseCoopers, LLP.

99.1	Audited Consolidated Balance Sheet of Plains AAP, L.P., dated as of December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: May 2, 2007	By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

	By:	/s/ TINA L. VAL

		Name:	Tina L. Val
		Title:	Vice President—Accounting and
Chief Accounting Officer

Index to Exhibits
23.1	Consent of PricewaterhouseCoopers, LLP.

99.1	Audited Consolidated Balance Sheet of Plains AAP, L.P., dated as of December 31, 2006.